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                                                          Exhibit 99.2


             METRETEK TECHNOLOGIES ANNOUNCES EQUITY TRANSACTION AND AGREEMENT
                  TO PURCHASE MINORITY INTEREST IN SUBSIDIARY

        -- Updates 2004 Guidance and Offers Preliminary 2005 Guidance --

DENVER - SEPT. 13, 2004--METRETEK TECHNOLOGIES, INC. (OTCBB: MTEK) today announced the completion of an equity transaction involving the Company's Series B Preferred Stock, and the entering into of an agreement to purchase the 14% minority interests in the Company's PowerSecure, Inc. subsidiary.

In August 2004, the Company completed the conversion of an additional 250 shares of the Company's Series B Preferred Stock into Common Stock, under terms virtually identical to the terms of the preferred stock conversions which occurred in May 2004. In connection with these recent conversions, the Company issued 120,040 shares of its common stock, along with warrants to purchase 120,040 shares of common stock at a price per share of $3.0571, which is the same price as the conversion price of the preferred stock. The warrants are exercisable commencing in November 2004, and expire on June 9, 2005. As a result of these preferred stock conversions, the Company's maximum Series B Preferred Stock mandatory redemption obligation on December 9, 2004 was reduced by approximately $367,000 from $6.6 million to $6.2 million. The Company will record an expense of $26,000 as additional deemed distributions on Series B Preferred Stock in its third-quarter financial statements.

The Company has also entered into agreements to exchange 950,000 shares of its common stock for the outstanding 14% minority interest in its PowerSecure subsidiary. This minority interest is currently held by the senior management and certain key employees of PowerSecure. Consummation of these exchange agreements is subject to the Company's receipt of a fairness opinion and approval by certain Metretek shareholders, along with other customary closing conditions.

According to W. Phillip Marcum, president and CEO, "We are very pleased with these transactions and appreciate the reaffirmation of confidence offered by these very important stakeholders." Marcum also noted that, after completion of these transactions, the Company will have approximately 12.1 million common shares outstanding.

Marcum also indicated that the Company is modifying the way in which it will be providing financial guidance in the future. "Future guidance will be offered on an annual basis only, without comment on individual quarters. The fluctuations in the timing of large sales, such as PowerSecure projects and certain Metretek Florida contracts, have made it very difficult to accurately predict quarterly financial results. These fluctuations have recently become more significant due to the increase in lead times for PowerSecure to procure key project components," said Marcum. Marcum further noted that these timing issues are consistent with the Company's continuing cautions about the possibility of wide fluctuations in quarterly results, due to the nature of its various business operations. Marcum added that, while future guidance will be offered on an annual basis, the Company may periodically update such guidance as conditions change.
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The Company is revising its guidance for 2004 and expects that total revenues for 2004 will be approximately $41 million, resulting in net income of approximately $400,000, and a net loss attributable to common shareholders of approximately $800,000, or ($0.08) per share. The net loss attributable to common shareholders includes preferred stock deemed distributions of $1.2 million. This guidance includes a slightly lowered revenue expectation, and an increased loss per share of approximately ($0.02), both resulting from expected lower revenues at the Company's PowerSecure subsidiary due largely to longer lead times in procuring key distributed generation equipment. For the last half of 2004, the Company expects to report revenues of approximately $21 million, net income of approximately $350,000, and net income attributable to common shares of approximately $100,000, or $0.01 per share. At this point, the Company is not certain how these result will ultimately be reflected in the third and fourth quarters.

The Company also is issuing preliminary guidance for fiscal 2005. The Company currently expects to report 2005 revenues in the range of $47 million to $49 million, with net income of approximately $3.0 million, or $0.25 per share. Based upon common stock derivatives that are anticipated to be outstanding at the end of 2005, the Company estimates fully diluted earnings per share of $0.19 for fiscal 2005.

Marcum noted that the slight revision to the 2004 guidance should not be interpreted as a softening of PowerSecure's business or its markets. PowerSecure continues to carry a very robust pipeline of new business, and expects sales growth in excess of 20% in 2005. Marcum also noted that PowerSecure will enter the fourth quarter with a backlog in excess of $5 million.

Metretek Technologies, Inc. through its subsidiaries -- Southern Flow Companies, Inc.; PowerSecure, Inc.; and Metretek, Incorporated (Metretek Florida) -- is a diversified provider of energy measurement products, services and data management systems to industrial and commercial users and suppliers of natural gas and electricity.

All forward-looking statements contained in this press release are made within the meaning of and under the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are all statements other than statements of historical facts, including but not limited to statements regarding the business prospects for the company and its subsidiaries and the outlook for consolidated revenues and earnings in 2004 and 2005, and all other statements concerning the plans, intentions, expectations, projections, hopes, beliefs, objectives, goals and strategies of management, such as statements about future earnings, revenues, and other future financial and non-financial items, performance or events; statements about proposed products, services, technologies or businesses; statements about raising additional capital; and statements of assumptions underlying any of the foregoing. Forward-looking statements are not guarantees of future performance or events and are subject to a number of known and unknown risks, uncertainties and other factors that could cause actual results to differ materially from those expressed, projected or implied by such forward-looking statements. Important risks, uncertainties and other factors include, but are not limited to, the Company's ability to obtain sufficient capital and liquidity on favorable terms to meet its operating, working capital and debt service requirements and other capital commitments and contingencies and to fund the growth of its business; the effects of pending and future litigation, claims and disputes and the resolution thereof; the timely and
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successful development, production and market acceptance of new and enhanced products, services and technologies of the Company; the markets for the products and services of Metretek Florida, including the contract manufacturing operations of MCM, and management's expectations of any strengthening thereof; the effects of competition in the Company's markets, including the introduction of competing products, services and technologies; customer and industry demand and preferences and purchasing patterns; the Company's ability to attract, retain and motivate key personnel; the ability of the Company to secure and maintain key contracts, relationships and alliances and to make successful acquisitions; changes in the energy industry generally and in the natural gas and electricity industries in particular; general economic, market and business conditions; the effects of international conflicts and terrorism; and other factors identified from time to time in the Company's reports and filings with the Securities and Exchange Commission, including but not limited to the Company's Form 10-K for the year ended December 31, 2003 and subsequently filed Forms 10-Q and 8-K. Accordingly, there can be no assurance that the results expressed, projected or implied by any forward looking statements will be achieved, and readers are cautioned not to place undue reliance on any forward-looking statements. The forward-looking statements in this press release speak only as of the date hereof and are based on the current plans, goals, objectives, strategies, intentions, expectations and assumptions of, and the information currently available to, management. The Company assumes no duty or obligation to update or revise any forward-looking statements for any reason, whether as the result of changes in expectations, new information, future events, conditions or circumstances or otherwise.

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